UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-09237
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: December 31, 2008
DATE OF REPORTING PERIOD: January 1, 2008 through June 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

CALAMOS®

Investment strategies for
your serious money™

Calamos Growth and Income Portfolio

Semiannual Report June 30, 2008

Chairman’s Letter
Dear Contract Owner:
Enclosed is your semiannual report for the six-month period ended June 30, 2008. We appreciate the opportunity to correspond with you and encourage you to carefully review this report, which includes market and Portfolio commentary from our investment team, a listing of holdings, financial data and highlights, as well as detailed information regarding performance and allocations of the Portfolio.
Although volatility and uncertainty are always present in the markets, the previous six months have been extraordinarily tumultuous. In times such as these, we recognize that investors may be particularly inclined to focus on short-term performance. However, our experience in the markets has taught us that the creation of wealth is a long-term endeavor, best measured over full market cycles rather than months, quarters or a year. We believe it is important for investors to evaluate investment results during good markets (such as those we saw in the late 1990s and from 2003 through 2007) and difficult markets (such as those from 2000 to 2002).
Throughout our 30-year history, we have often noted that “the flipside of volatility is opportunity.” In other words, short-term market volatility can create considerable opportunities for investors with long-term perspective. For example, we believe anxious investors “oversold” many fundamentally strong investments during the last six months, providing buying opportunities for the Portfolio. In the commentary, we discuss where we have found investments that meet our risk-conscious criteria.
We recognize that periods such as these can unsettle even seasoned investors. Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We also invite you to visit our website at www.calamos.com on an ongoing basis. There, you can find market commentary as well as additional information about the Portfolio and our investment process.
On behalf of all of us at Calamos Investments, thank you for the trust you have placed in us. We are honored that you have chosen us to help meet your long-term investment goals. The global economy offers tremendous potential, and we look forward to helping you capitalize on these opportunities.
Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Information contained herein is for informational purposes only should not be considered investment advice.

Growth and Income Portfolio Chairman’s Letter SEMIANNUAL REPORT	1

Economic and Market Review
Around the world, stock markets retreated sharply for the six-month period ended June 30, 2008. In the United States, stocks fell 11.91% (as measured by the S&P 500 Index1). Convertible securities, which blend characteristics of both stocks and bonds, dipped 2.37% (as measured by the Value Line Convertible Index2), offering a measure of resilience.
The global credit crisis cast a shadow over the markets, and anxiety was exacerbated as investors weighed the probability of a recession in the United States and the potential implications to the global economy. Access to credit remained tight as the subprime mortgage market collapse that began in the summer of 2007 continued to reverberate. Banking and financial institutions were among those that suffered most, and one of Wall Street’s leading institutions, Bear Stearns, faced a near-certain demise if not for a bailout orchestrated by JPMorgan Chase and the Federal Reserve in March. Commodity prices soared to new heights, inflationary pressures increased, the housing market floundered, and the U.S. dollar weakened.
Even as uncertainty prevailed, the U.S. economy persevered. First quarter gross domestic product continued on a slow yet positive pace, as it did in the fourth quarter of 2007. Throughout the period, the Fed responded aggressively to support the economy and to shore up investor confidence. Most notably, the central bank cut the federal funds target rate four times during the six months ended June 30, from 4.25% to 2.00%.
Investor sentiment brightened in April. The bailout of Bear Stearns, ongoing action from the Fed, and strong earnings reports for the broad market (excluding the financial sector) boosted investor confidence. The S&P 500 Index climbed 4.87% in April to cut its year-to-date losses nearly in half during the span of one month. However, in June, economic pressures and volatility continued to batter the global markets. We saw the most severe June stock market decline in generations, a disconcerting echo of January 2008. Oil prices rose above $140 per barrel, deepening pessimism among consumers and businesses. Business margins are showing signs of correcting while growth forecasts are being revised down.
As always, we encourage investors to stay focused on the long-term. While the near-term outlook for the U.S. and global economies remain more clouded than in years past, periods of slower growth and contraction are a normal part of the economic cycle. Moreover, the U.S. and global economies have weathered turmoil and crises, time and time again.
For more than 30 years, our investment process has sought to manage risk and pursue returns through full market cycles. We believe the Portfolio is well positioned in support of this goal. We continue to emphasize companies which have positioned themselves to benefit from globalization and the long-term trends that we believe will drive the global economy in the years to come—such as changing demographics,

2	Growth and Income Portfolio SEMIANNUAL REPORT Economic and Market Review

Economic and Market Review
the technology revolution, and businesses’ drive for global leadership. We are favoring well-run businesses with quality fundamentals, including strong global brands, healthy balance sheets and significant revenues from non-U.S. markets.
1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Inc.

2	The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC

Growth and Income Portfolio Economic and Market Review SEMIANNUAL REPORT	3

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Portfolio’s performance, strategy and positioning during the six-month period ended June 30, 2008.
Q. How has the Portfolio performed?
A. We believe that long-term performance is the most telling measure of a portfolio’s success and encourage investors to consider a portfolio’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a Portfolio’s long-term results. Calamos Growth and Income Portfolio has outperformed its benchmark indexes since its inception (see the “Growth of $10,000” on page eight).
Over the six-month period ended June 30, 2008, Calamos Growth and Income Portfolio fell 9.81% while the S&P 500 Index* declined 11.91% and the Value Line Convertible Index** dropped 2.37%.
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. How did broad market conditions influence the Portfolio during the period?
A. The broad market experienced a volatile and challenging first six months. The S&P 500 Index declined 9.4% during the first quarter, its worst quarterly return in 5 1/2 years. The index responded favorably after the Federal Reserve and JPMorgan Chase & Co. engineered a bail-out of Bear Stearns in March, yet declined through the end of the second quarter, as investors weighed the effects of record high commodity prices, evidence of global inflation and their combined effect on the consumer and corporate profitability. Nevertheless, against this challenging economic backdrop, the Portfolio provided reasonable downside protection with outperformance of the S&P 500 during the period.

4	Growth and Income Portfolio SEMIANNUAL REPORT Investment Team Interview

Investment Team Interview
Q. More specifically, what factors enhanced performance?
A. The Portfolio benefited from an underweight position within the financial sector, which was the worst performing sector in the broad market during the period. We did not hold any securities of companies in the thrifts and mortgage finance industry or regional banks, the hardest-hit areas, as subprime woes and housing market declines wreaked havoc. We were concerned about the risks associated with these businesses and their lending practices of late and subsequently underweighted the entire sector. That said, our security selection within the sector was additive. Notably, selection within asset managers, diversified financial services, and investment banking were strong.
Additionally, issue selection within the information technology and consumer discretionary sectors bolstered performance during the period. Within the information-technology sector, our selection in internet software, information-technology consulting, and system software was notably strong. In the consumer discretionary sector, we owned several of the better performing online service businesses that allow people to manage their consumption more efficiently. Our focus in the consumer-related sectors remains on solid businesses with strong global brands, superior balance sheets and a significant portion of revenues coming from non-U.S. sources.
Q. What factors hindered performance?
A. Relative to the S&P 500 Index, our overweight position in the information technology sector detracted from performance. Much of the sell-off in technology companies occurred in January, as investors sold many of the same stocks that had worked well in 2007. We believe that much of the sector’s decline was based more on investor emotions rather than company fundamentals. The information-technology sector bounced back during the second quarter as investors migrated towards higher earnings growth, attractive valuations and global demand. We continue to believe that the technology sector will be able to provide higher and sustainable growth during an economic slowdown, as these companies can help other businesses in their efforts to be cost effective and highly productive. On another level, technology will continue to serve the growing needs of consumers and their desire for the latest improved devices at a lower price.
The Portfolio’s underweight position in the energy and materials sectors also slowed performance during the six-month period. These two sectors were the only positive performers during the period, as both were largely driven by surging commodity prices. Although underweighting energy and materials hurt performance, our issue selection within both sectors was strong. We are finding that many firms in the energy sector are currently priced for perfection, with unsustainably high earnings growth rates. We are not comfortable with the length and severity of the current commodity cycle, and as such have not committed substantial assets to those spaces. Specifically within energy, we continue to favor companies not dependent upon the price of oil, such as drillers and equipment service providers.

Growth and Income Portfolio Investment Team Interview SEMIANNUAL REPORT	5

Investment Team Interview
Q. The Portfolio includes convertibles as well as equities. Tell us more about the convertible allocation and how it influenced performance.
A. Convertible securities combine the capital appreciation potential of stocks and the potential downside protection of fixed-income securities. These hybrid characteristics allow us to better manage the risk/reward profile of the Portfolio and expand the investment opportunity set for our team. Our use of convertible securities was beneficial to the Portfolio during the six-month period, as their combined relative performance beat that of the broad equity universe. We tend to utilize convertibles more prominently in those sectors where we believe they will improve our ability to manage risk. Examples include energy, and certain industries within the financial sector. In general, our convertible investments will have a high degree of equity sensitivity, reflecting our positive long-term outlook on the equity market.
Q. How have you positioned the Portfolio?
A. As was the case at the start of the period, we continue to favor high-quality, traditional growth businesses that exhibit sustainable earnings growth, solid balance sheets and strong cash flow. In turn, we remain very selective in regard to more cyclical businesses and those that are reliant upon the continued strength of commodity prices.
We have positioned the Portfolio for an economic slowdown in the United States by owning securities of traditional growth businesses with a globally diversified revenue base. Within technology, we are favoring companies that can help other businesses remain productive in a globally competitive business world, such as software and service providers, communications and semiconductors. Additionally, we are favoring consumer-related technology in companies that are creating demand with more advanced devices at even lower prices.
Among consumer-oriented companies, we are avoiding firms that sell big-ticket items that would need to be financed for consumers, but we are favoring brand names that serve a global marketplace. We have added to our positions in industrial names including the electrical equipment and machinery industries. We believe these areas offer long-term opportunities as governments and the private sector continue to spend on global infrastructure rebuilding and new development. Finally, our allocation to the energy sector increased during the period because of strong performance in our current names, as well as the addition of select investments within the drilling and service provider industries.

6	Growth and Income Portfolio SEMIANNUAL REPORT Investment Team Interview

Investment Team Interview
Q. Do you have any closing thoughts for contract owners?
A. We recognize that the high volatility and uncertainty of the semiannual period may have unsettled investors. We believe that the Portfolio is well positioned for the current market environment and for the longer term. The Portfolio’s ability to invest in both stocks and convertibles will continue to provide us with enhanced opportunities to manage risk and pursue returns.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotions to dictate their course of action. As long-term investors, we strive to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.

Growth and Income Portfolio Investment Team Interview SEMIANNUAL REPORT	7

Performance and Portfolio Information
TOTAL RETURN AS OF 6/30/08

				SINCE INCEPTION
6-MONTHS	1 YEAR	3 YEARS†	5 YEARS†	(5/19/1999 — 6/30/2008)†
-9.81%	-7.10%	4.98%	7.30%	7.36%
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.
GROWTH OF $10,000

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2]	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.

*	Index data shown above is from 5/31/99, since comparative index data is only available for full monthly periods.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
ASSET ALLOCATION AS OF 6/30/08

Corporate Bonds	0.0%
Convertible Bonds	37.5
Convertible Preferreds	7.9
Preferreds	0.0
Common Stock	47.4
Synthetic Convertibles	5.1
Options	0.0
Cash and Receivables/Payables	2.1
Asset allocations are based on net assets.
SECTOR ALLOCATION AS OF 6/30/08

Information Technology	30.0%
Health Care	14.0
Energy	13.7
Industrials	13.6
Consumer Discretionary	11.6
Financials	8.7
Consumer Staples	3.2
Materials	1.6
Telecommunication Services	1.5
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.

8	Growth and Income Portfolio SEMIANNUAL REPORT Performance and Portfolio Information

Expense Overview
As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.
The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
There are two parts to the examples table:
Actual—In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.
Hypothetical—In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2008 through June 30, 2008, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other portfolios.
Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, January 1, 2008, and held through June 30, 2008.

Actual Expenses per $1,000*	$5.58
Ending value	$901.90

Hypothetical Expenses per $1,000*	$5.92
Ending value	$1,019.00

Annualized Expense Ratio	1.18%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

Growth and Income Portfolio Expense Overview SEMIANNUAL REPORT	9

Schedule of Investments
JUNE 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (37.5%)
	Consumer Discretionary (2.7%)
167,000	Amazon.com, Inc.
	4.750%, 02/01/09	$176,184
130,000	Best Buy Company, Inc.
	2.250%, 01/15/22	136,175
320,000	Omnicom Group, Inc.
	0.000%, 07/31/32	323,200
150,000	The TJX Companies, Inc.
	0.000%, 02/13/21	158,812

		794,371

	Energy (9.8%)
165,000	Chesapeake Energy Corp.
	2.250%, 12/15/38	190,369
170,000	Hornbeck Offshore Services, Inc. ‡
	1.625%, 11/15/26	224,978
460,000	Nabors Industries, Inc.
	0.940%, 05/15/11	568,100
155,000	Schlumberger, Ltd.
	2.125%, 06/01/23	419,081
100,000	SeaDrill, Ltd.
	3.625%, 11/08/12	109,520
300,000	Superior Energy Services, Inc. ‡*
	1.500%, 12/15/26	405,375
909,000	Transocean, Inc.
	1.625%, 12/15/37	1,024,898

		2,942,321

	Financials (0.3%)
120,000	NASDAQ Stock Market, Inc.*
	2.500%, 08/15/13	104,850

	Health Care (6.9%)
164,000	Beckman Coulter, Inc.*
	2.500%, 12/15/36	182,245
330,000	Genzyme Corp.^
	1.250%, 12/01/23	366,713
	Gilead Sciences, Inc.^
400,000	0.500%, 05/01/11*	575,000
160,000	0.500%, 05/01/11	230,000
	Teva Pharmaceutical Industries, Ltd.
265,000	0.250%, 02/01/26	271,956
180,000	0.250%, 02/01/24	241,200
150,000	0.500%, 02/01/24	184,125

		2,051,239

	Industrials (5.3%)
190,000	AGCO Corp.^
	1.250%, 12/15/36	276,213
445,000	L-3 Communications Holdings, Inc.
	3.000%, 08/01/35	494,506
335,000	Lockheed Martin Corp. ‡
	2.426%, 08/15/33	457,242

PRINCIPAL
AMOUNT		VALUE

430,000	Roper Industries, Inc. ‡
	1.481%, 01/15/34	$355,825

		1,583,786

	Information Technology (12.5%)
125,000	CA, Inc.
	1.625%, 12/15/09	156,094
	EMC Corp.
350,000	1.750%, 12/01/11*^	400,313
260,000	1.750%, 12/01/11	297,375
357,000	Intel Corp.^
	2.950%, 12/15/35	349,414
180,000	Lawson Software Americas, Inc.*
	2.500%, 04/15/12	165,825
	Linear Technology Corp.
160,000	3.125%, 05/01/27	157,800
160,000	3.000%, 05/01/27^	153,400
320,000	Network Appliance, Inc.*
	1.750%, 06/01/13	311,200
284,000	Nuance Communications, Inc.*
	2.750%, 08/15/27	303,525
235,000	Red Hat, Inc.
	0.500%, 01/15/24	239,113

	Skyworks Solutions, Inc.
55,000	1.500%, 03/01/12*	66,825
55,000	1.250%, 03/01/10*	66,069
30,000	1.500%, 03/01/12	36,450
30,000	1.250%, 03/01/10	36,037

	Symantec Corp.
300,000	1.000%, 06/15/13	347,625
300,000	0.750%, 06/15/11	343,875

235,000	VeriSign, Inc.*
	3.250%, 08/15/37	304,912

		3,735,852

	TOTAL CONVERTIBLE BONDS
	(Cost $10,180,026)	11,212,419

SYNTHETIC CONVERTIBLE SECURITIES (5.1%)
Corporate Bonds (4.6%)
	Consumer Discretionary (0.9%)
135,000	McDonald’s Corp.
	5.350%, 03/01/18	131,956
140,000	Target Corp.
	6.000%, 01/15/18	140,753

		272,709

	Consumer Staples (0.5%)
140,000	Sysco Corp.
	5.250%, 02/12/18	140,608

	Health Care (0.7%)
140,000	Eli Lilly and Company
	5.200%, 03/15/17	140,026
See accompanying Notes to Schedule of Investments

10	Growth and Income Portfolio SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
JUNE 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

85,000	Wyeth
	5.500%, 02/15/16	$85,560

		225,586

	Industrials (1.1%)
55,000	Caterpillar, Inc.
	5.450%, 04/15/18	54,627
140,000	General Electric Company
	5.250%, 12/06/17	134,832
140,000	United Parcel Service, Inc.
	5.500%, 01/15/18	142,019

		331,478

	Information Technology (0.5%)
140,000	Hewlett-Packard Company
	5.500%, 03/01/18	137,371

	Telecommunication Services (0.9%)
140,000	AT&T, Inc.
	5.500%, 02/01/18	135,910
140,000	Verizon Communications, Inc.
	5.500%, 04/01/17	134,788

		270,698

	TOTAL CORPORATE BONDS	1,378,450

NUMBER OF
CONTRACTS		VALUE

Options (0.5%)
	Consumer Discretionary (0.1%)
10	Amazon.com, Inc. #
	Call, 01/16/10, Strike $70.00	20,725
30	Carnival Corp. #
	Call, 01/16/10, Strike $35.00	15,150

		35,875

	Consumer Staples (0.1%)
	Walgreen Company#
20	Call, 01/16/10, Strike $35.00	8,300
15	Call, 01/16/10, Strike $32.50	8,025

		16,325

	Industrials (0.1%)
	Boeing Company#
10	Call, 01/16/10, Strike $70.00	8,600
10	Call, 01/16/10, Strike $85.00	4,150
20	United Technologies Corp. #
	Call, 01/16/10, Strike $70.00	10,900

		23,650

	Information Technology (0.2%)
5	Apple, Inc. #
	Call, 01/16/10, Strike $170.00	20,125
	EMC Corp. #
40	Call, 01/16/10, Strike $15.00	12,040
30	Call, 01/16/10, Strike $17.50	6,090

NUMBER OF
CONTRACTS		VALUE

2	Google, Inc. #
	Call, 01/16/10, Strike $540.00	$20,370
20	Linear Technology Corp. #
	Call, 01/16/10, Strike $35.00	8,000

		66,625

	TOTAL OPTIONS	142,475

	TOTAL SYNTHETIC
	CONVERTIBLE SECURITIES
	(Cost $1,625,091)	1,520,925

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (7.9%)
	Financials (4.5%)
4,300	American International Group, Inc.
	8.500%	254,947
450	Bank of America Corp.
	7.250%	398,250
9,700	Citigroup, Inc.
	6.500%	424,375
280	SLM Corp.
	7.250%	274,785

		1,352,357

	Health Care (1.8%)
2,875	Schering-Plough Corp.
	6.000%	550,591

	Materials (1.6%)
2,750	Freeport-McMoRan Copper & Gold, Inc.
	6.750%	462,330

	TOTAL CONVERTIBLE
	PREFERRED STOCKS
	(Cost $2,685,112)	2,365,278

COMMON STOCKS (47.4%)
	Consumer Discretionary (7.9%)
2,153	Amazon.com, Inc.#	157,879
10,700	Coach, Inc. #	309,016
5,300	ITT Educational Services, Inc.^ #	437,939
12,000	Nike, Inc.	715,320
12,763	Walt Disney Company	398,206
9,600	Yum! Brands, Inc.	336,864

		2,355,224

	Consumer Staples (2.6%)
5,545	Coca-Cola Company	288,229
3,600	Molson Coors Brewing Company^	195,588
4,600	PepsiCo, Inc.	292,514

		776,331

See accompanying Notes to Schedule of Investments

Growth and Income Portfolio Schedule of Investments SEMIANNUAL REPORT	11

Schedule of Investments
JUNE 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

	Energy (3.9%)
3,220	ENSCO International, Inc.^	$259,983
4,600	Halliburton Company	244,122
5,800	Noble Corp.	376,768
5,915	Pride International, Inc. #	279,720

		1,160,593

	Financials (3.9%)
14,247	Aon Corp.	654,507
9,100	T. Rowe Price Group, Inc.	513,877

		1,168,384

	Health Care (4.6%)
1,315	Alcon, Inc.^	214,069
6,505	Biogen Idec, Inc. #	363,564
4,400	Express Scripts, Inc. #	275,968
2,320	Novo Nordisk, A/S	153,120
7,100	Varian Medical Systems, Inc.^ #	368,135

		1,374,856

	Industrials (7.1%)
4,000	Boeing Company	262,880
11,000	Honeywell International, Inc.	553,080
9,253	Illinois Tool Works, Inc.	439,610
1,800	Lockheed Martin Corp.	177,588
4,800	Manpower, Inc.	279,552
6,700	United Technologies Corp.	413,390

		2,126,100

	Information Technology (16.8%)
10,000	Accenture, Ltd.	407,200
7,350	Adobe Systems, Inc. #	289,517
18,640	Cisco Systems, Inc. #	433,566
26,784	Dell, Inc. #	586,034
12,345	eBay, Inc. #	337,389
8,145	Infosys Technologies, Ltd.^	353,982
11,140	Intuit, Inc.^ #	307,130
1,320	MasterCard, Inc.	350,486
16,405	Microsoft Corp.	451,302
8,500	Nintendo Company, Ltd.^	600,385
11,200	Nokia Corp.	274,400
15,600	Oracle Corp. #	327,600
6,400	QUALCOMM, Inc.	283,968

		5,002,959

	Telecommunication Services (0.6%)
3,500	America Movil, SA de CV	184,625

	TOTAL COMMON STOCKS
	(Cost $13,521,897)	14,149,072

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.8%)
547,218	Calamos Government Money Market Fund -
	Class I Shares Ω
	(Cost $547,218)	$547,218

PRINCIPAL
AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (16.1%)
1,806,000	Deutsche Bank, AG repurchase agreement, 2.700%, dated 6/30/08, due 7/01/08, repurchase price $1,806,135, collateralized by various U.S. Government Agency Securities 3.500% - 9.500%, 07/01/08 - 06/01/48 with a value of $1,833,832	1,806,000

NUMBER OF
SHARES		VALUE

2,999,000	Bank of New York Institutional
	Cash Reserve Fund	2,999,000

	TOTAL INVESTMENT OF CASH
	COLLATERAL FOR SECURITIES ON LOAN
	(Cost $4,805,000)	4,805,000

TOTAL INVESTMENTS (115.8%) (Cost $33,364,344)		34,599,912

PAYABLE UPON RETURN OF SECURITIES LOANED (-16.1%)		(4,805,000)

OTHER ASSETS, LESS LIABILITIES (0.3%)		79,312

NET ASSETS (100.0%)		$29,874,224

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at June 30, 2008.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At June 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $404,238 or 1.4% of net assets.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

Ω	Investment in affiliated fund. During the period from January 1, 2008 through June 30, 2008, the Portfolio had net redemptions of $533,059 and received $10,218 in dividends from the affiliated fund. As of December 31, 2007, the fund had holdings of $1,080,277 of the affiliated fund.
Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements

12	Growth and Income Portfolio SEMIANNUAL REPORT Schedule of Investments

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

ASSETS
Investments, at value* (cost $32,817,126)	$34,052,694
Investments in affiliated fund (cost $547,218)	547,218
Cash with custodian (interest bearing)	16,282
Receivables:
Accrued interest and dividends	77,412
Investments sold	45,545
Portfolio shares sold	7,569
Prepaid expenses	389
Other assets	42,013

Total assets	34,789,122

LIABILITIES AND NET ASSETS
Payables:
Cash collateral for securities loaned	4,805,000
Portfolio shares redeemed	9,406
Affiliates:
Investment advisory fees	19,085
Deferred compensation to Trustees	42,013
Financial accounting fees	289
Trustees fees and officer compensation	758
Other accounts payable and accrued liabilities	38,347

Total liabilities	4,914,898

NET ASSETS	$29,874,224

ANALYSIS OF NET ASSETS
Paid in capital	$28,139,239
Accumulated net investment income (loss)	(371,527)
Accumulated net realized gain (loss) on investments and foreign currency transactions	870,944
Unrealized appreciation (depreciation) of investments and foreign currency translations	1,235,568

NET ASSETS	$29,874,224

Shares outstanding (no par value: unlimited number of shares authorized)	2,326,610
Net asset value and redemption price per share	$12.84

*	Including securities on loan with a value of $4,638,007.
See accompanying Notes to Financial Statements

Growth and Income Portfolio Statement of Assets and Liabilities SEMIANNUAL REPORT	13

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

INVESTMENT INCOME
Interest	$209,975
Dividends	151,323
Dividends from affiliates	10,218
Securities lending income	12,143

Total investment income*	383,659

EXPENSES
Investment advisory fees	121,824
Audit fees	30,263
Legal fees	14,834
Printing and mailing fees	8,183
Trustees’ fees and officer compensation	7,429
Custodian fees	3,461
Financial accounting fees	1,835
Transfer agent fees	1,092
Accounting fees	831
Other	2,314

Total expenses	192,066
Less expense reductions	(645)

Net expenses	191,421

NET INVESTMENT INCOME(LOSS)	192,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(217,449)
Foreign currency transactions	(10)
Change in net unrealized appreciation/depreciation on:
Investments	(3,503,105)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(3,720,564)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,528,326)

*	Net of foreign taxes withheld of $2,690.
See accompanying Notes to Financial Statements

14	Growth and Income Portfolio SEMIANNUAL REPORT Statement of Operations

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2008	December 31,
	(unaudited)	2007

OPERATIONS
Net investment income (loss)	$192,238	$335,141
Net realized gain (loss) from investments and foreign currency transactions	(217,459)	3,101,493
Change in net unrealized appreciation/depreciation on investments	(3,503,105)	(280,415)

Net increase (decrease) in net assets resulting from operations	(3,528,326)	3,156,219

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(186,486)	(505,614)
Net realized gains	—	(2,678,780)

Total distributions	(186,486)	(3,184,394)

CAPITAL SHARE TRANSACTIONS
Issued	1,950,067	4,103,451
Issued in reinvestment distributions	186,486	3,184,394
Redeemed	(5,244,240)	(7,535,062)

Net increase (decrease) in net assets from capital share transactions	(3,107,687)	(247,217)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,822,499)	(275,392)

NET ASSETS
Beginning of period	36,696,723	36,972,115

End of period	29,874,224	36,696,723

Accumulated net investment income (loss)	$(371,527)	$(377,279)

CAPITAL SHARE TRANSACTIONS
Shares issued	146,558	272,103
Shares issued in reinvestment distributions	14,501	220,963
Shares redeemed	(396,266)	(500,725)

Net increase (decrease) in capital shares outstanding	(235,207)	(7,659)

See accompanying Notes to Financial Statements

Growth and Income Portfolio Statements of Changes in Net Assets SEMIANNUAL REPORT	15

Notes to Financial Statements (unaudited)
NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS ADVISORS TRUST, a Massachusetts business trust organized February 17, 1999 (the “Trust”), consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”). The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced investment operations on May 19, 1999. The Portfolio seeks high long-term total return through growth and current income.
Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.
Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.
The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

16	Growth and Income Portfolio SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis as of June 30, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Portfolio may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Growth and Income Portfolio Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements (unaudited)
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Porfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.
Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements are transactions in which the Portfolio purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date and price. The Portfolio requires continuous maintenance by the custodian for the Portfolio’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the value of the securities that are the subject of a repurchase agreement.
New Accounting Pronouncements. In March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 — INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Portfolio on the Portfolio’s investments in the Calamos Government Money Market Fund (“GMMF”, an affiliated fund and a series of Calamos Investment Trust) equal to the advisory fee paid by GMMF attributable to the Portfolio’s investment in GMMF, based on daily net assets. For the six months ended June 30, 2008, the total advisory fee expense reduction pursuant to such agreement was $645, and is included in the Statement of Operations under the caption “Expense reductions”.
Pursuant to a financial accounting services agreement, the Portfolio also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of com-

18	Growth and Income Portfolio SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
bined assets; and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Portfolio’s relative portion of combined assets used in calculating the fee.
The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. The portion of such annual fee allocated to Calamos Advisors Trust is less than $100 annually. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.
A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and certain officers serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the Investment Company Act of 1940) of the Trust and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in the value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $42,013 are included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2008. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at June 30, 2008.
NOTE 3 — INVESTMENTS
Purchases and sales of investments, other than short-term investments, by the Portfolio, for the six months ended June 30, 2008 were as follows:

Purchases	$14,229,784
Proceeds from sales	$17,238,282

Growth and Income Portfolio Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements (unaudited)
The following information is presented on a federal income tax basis as of June 30, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for federal income tax purposes at June 30, 2008 was as follows:

Cost basis of investments	$33,334,782

Gross unrealized appreciation	$2,756,020
Gross unrealized depreciation	$(1,490,890)

Net unrealized appreciation (depreciation)	$1,265,130

NOTE 4 — INCOME TAXES
The tax character of distributions for the period ended June 30, 2008, will be determined at the end of the Portfolio’s current fiscal year. Distributions during the fiscal year ended December 31, 2007 were characterized for federal income tax purposes as follows:

2007

Distributions paid from:
Ordinary income	$505,614
Long-term capital gain	$2,678,780
As of December 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,419
Undistributed capital gains	912,594

Total undistributed earnings	914,013
Accumulated capital and other losses	(60,049)
Net unrealized gains/(losses)	4,632,155

Total accumulated earnings/(losses)	5,486,119
Other	(36,322)

Paid-in capital	31,246,926

$36,696,723

As of December 31, 2007, the Portfolio did not have a net tax basis capital loss carryforward.
The Portfolio had deferred post-October losses occurring subsequent to October 31, 2007. For tax purposes, such losses will be treated as having occurred on January 1, 2008. As of December 31, 2007, post-October losses are as follows:

Capital	$—
Currency	(804)
Contingent Payment Debt Instrument	(59,245)
NOTE 5 — SYNTHETIC CONVERTIBLE INSTRUMENTS
The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

20	Growth and Income Portfolio SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 6 — SECURITIES LENDING
The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time on notice of not less than five business days. The Portfolio does not have the right to vote the securities loaned during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2008, the Portfolio had securities valued at $4,638,007 that were on loan to broker-dealers and banks and held $4,805,000 in cash or cash equivalent collateral.
NOTE 7 — VALUATIONS
Effective January 1, 2008, the Portfolio has adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.
The Portfolio segregates its securities into three levels based upon the inputs used to derive the fair value. “Level 1” securities use inputs from unadjusted quoted prices from active markets. “Level 2” securities reflect inputs other than quoted prices, but use observable market data. “Level 3” securities are valued using unobservable inputs. These unobservable inputs for Level 3 securities reflect the Portfolio’s assumptions about the assumptions market participants would use in pricing the asset. As of January 1, 2008 and June 30, 2008, the Portfolio did not hold any “Level 3” securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets at fair value:

		Fair Value Measurements
		Quoted Prices	Significant	Significant
		in Active	Other	Other
		Markets for	Observable	Unobservable
	Value as of	Identical Assets	Inputs	Inputs
Description	June 30, 2008	(Level 1)	(Level 2)	(Level 3)

Investments	$34,599,912	$16,929,258	$17,670,654	0
Other Financial Instruments*	0	0	0	0

Total	$34,599,912	$16,929,258	$17,670,654	0

*	Other financial instruments would include forwards, swaps, written options, and short positions in stock.

Growth and Income Portfolio Notes to Financial Statements SEMIANNUAL REPORT	21

Financial Highlights
Selected data for a share outstanding throughout each period were as follows:

	Six Months Ended
	June 30,
	(unaudited)	For the Year Ended December 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.32	$14.39	$14.51	$13.98	$12.74	$10.46
Income from investment operations:
Net investment income (loss)	0.08 #	0.13	0.16	0.11	0.13	0.34
Net realized and unrealized gain (loss) from investments and foreign currency transactions	(1.48)	1.14	1.20	0.87	1.27	2.32

Total from investment operations	(1.40)	1.27	1.36	0.98	1.40	2.66

Distributions:
Dividends from net investment income	(0.08)	(0.20)	(0.29)	(0.33)	(0.16)	(0.38)
Dividends from net realized gains	—	(1.14)	(1.19)	(0.12)	—	—

Total distributions	(0.08)	(1.34)	(1.48)	(0.45)	(0.16)	(0.38)

Net asset value, end of period	$12.84	$14.32	$14.39	$14.51	$13.98	$12.74
Ratios and supplemental data:
Total Return (a)	(9.81)%	8.87%	9.45%	7.15%	11.10%	25.76%
Net assets, end of period (000)	$29,874	$36,697	$36,972	$35,796	$33,719	$22,368
Ratio of net expenses to average net assets	1.18%*	1.16%	1.24%	1.27%	1.31%	1.47%
Ratio of net investment income (loss) to average net assets	1.18%*	0.90%	1.02%	0.76%	1.16%	3.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%*	1.17%	1.24%	1.27%	1.31%	1.59%

Portfolio turnover rate	44.47%	76.82%	66.00%	69.69%	79.53%	68.46%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

22	Growth and Income Portfolio SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Advisors Trust
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio (the “Portfolio”), the sole portfolio of Calamos Advisors Trust, as of June 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Portfolio’s management.
We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Trust for the year ended December 31, 2007 and the financial highlights for each of the three years then ended, and in our report dated February 7, 2008, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights. The Portfolio’s financial highlights for years ended prior to December 31, 2005 were audited by other auditors whose report, dated February 4, 2005, expressed an unqualified opinion on those financial highlights.
Chicago, Illinois
July 30, 2008

Growth and Income Portfolio Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT	23

Trustee Approval of Management Agreement
The Board of Trustees of Calamos Advisors Trust oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 75% of the Board, have never been affiliated with Calamos Advisors.
In connection with its most recent consideration regarding continuation of the management agreement, the Board received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.
At a meeting on June 4, 2008, based on its evaluation of the information referred to above and other information, the Board determined that the overall arrangements between the Portfolio and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Board considered relevant in the exercise of its business judgment. At that meeting, the Board, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2009, subject to possible earlier termination as provided in the agreement.
In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the services provided by Calamos Advisors to the Portfolio, (ii) the investment performance of the Portfolio as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds, (iv) whether economies of scale may be realized as the Portfolio grows and whether fee levels share with Portfolio investors economies of scale and (v) other benefits to Calamos Advisors from its relationship with the Portfolio. The Board also considered the profitability of Calamos Advisors and its affiliates from their relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.
Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio took into account the knowledge gained from the Board’s meetings with Calamos Advisors throughout the prior year. In addition, the Board considered: the consistency of investment approach; the background and experience of Calamos Advisors’ investment personnel responsible for managing the Portfolio; and Calamos Advisors’ performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed Calamos Advisors’ resources and key personnel involved in providing investment management services to the Portfolio, including the time that investment personnel devote to the Portfolio and the investment results produced by Calamos Advisors’ in-house research, as well as Calamos Advisors’ long-term history of care and conscientiousness in the management of the Portfolio. The Board concluded that the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio were appropriate and consistent with the management agreement and that the Portfolio was likely to continue to benefit from services provided under its management agreement with Calamos Advisors.
Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2008. Where available, the Board considered one-, three-, five- and ten-year performance.
The Board considered that the Portfolio outperformed its Universe Median during the five-year period, although it underperformed its Universe Median during the one- and three-year periods.

24	Growth and Income Portfolio SEMIANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement
The Board concluded that the investment performance of the Portfolio over various time periods supported a finding that the continuation of the management agreement for the Portfolio was in the best interest of the Portfolio and its shareholders, notwithstanding that the performance of the Portfolio lagged the performance of its Universe Median during the one- and three- year periods.
Costs of Services Provided and Profits Realized by Calamos Advisors. Using information provided by Lipper, the Board evaluated the Portfolio’s management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.
The Board also reviewed Calamos Advisors’ management fee rates for its institutional separate accounts and for its sub-advised funds (for which Calamos Advisors provides portfolio management services only). The Board noted that, although in most instances, the rates of fees paid by those clients were lower than the rate of fees paid by the Portfolio, the differences reflected Calamos Advisors’ significantly greater level of responsibilities and broader scope of services regarding the Portfolio, and the more extensive regulatory obligations and risks associated with managing the Portfolio.
The Board also considered Calamos Advisors’ costs in serving as the Portfolio’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed Calamos Advisors’ methodology for allocating costs among Calamos Advisors’ lines of business. The Board also considered information regarding the structure of Calamos Advisors’ compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of Calamos Advisors in serving as the Portfolio’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and Calamos Advisors’ other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure.
The Board considered that the Portfolio’s management fee rate is higher than the median of the Portfolio’s Expense Group. The Board also noted that the Portfolio’s total expense ratio is higher than the median of the Portfolio’s Expense Group.
After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fees paid by the Portfolio to Calamos Advisors was reasonable in light of the nature and quality of the services provided, notwithstanding the fact that the rate of fees is higher than the median fee rate of the Portfolio’s Expense Group.
Economies of Scale. The Board received and discussed information concerning whether Calamos Advisors realizes economies of scale as the Portfolio’s assets increase. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.
Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Portfolio. The Board concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio therefore, the Portfolio and Calamos Advisors may potentially benefit from their relationship with each other in other ways.
The Board also considered Calamos Advisors’ use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of Calamos Advisors and concluded, based on reports provided to the Board, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.
After full consideration of the above factors as well as other factors that were instructive in its consideration, the Board, including all of the Independent Trustees, concluded that the continuation through July 31, 2009 of the management agreement for the Portfolio with Calamos Advisors was in the best interest of the Portfolio and its shareholders.

Growth and Income Portfolio Trustee Approval of Management Agreement SEMIANNUAL REPORT	25

This report, including the unaudited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after September 30, 2008, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through June 30, 2008. The managers' views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12 month period ended June 30, 2008 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

KCLSAN 2146 2008

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

;

ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust
By:	/s/ John P. Calamos, Sr.
	Name:	John P. Calamos, Sr.
	Title:	Principal Executive Officer
Date: August 8, 2008

By:	/s/ Nimish S. Bhatt
	Name:	Nimish S. Bhatt
	Title:	Principal Financial Officer
Date: August 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust
By:	/s/ John P. Calamos, Sr.
	Name:	John P. Calamos, Sr.
	Title:	Principal Executive Officer
Date: August 8, 2008

By:	/s/ Nimish S. Bhatt
	Name:	Nimish S. Bhatt
	Title:	Principal Financial Officer
Date: August 8, 2008